SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                  SECURITIES PURSUANT TO SECTION 12(B) OR (G)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

                        FBI FRESH BURGERS INTERNATIONAL
                (Name of registrant as specified in its charter)


      California                     5810                      91-2021594
(State of Incorporation)  (Primary Standard Industrial      (I.R.S. Employer
                           Classification Code Number)     Identification No.)


                           827 State Street, Suite 14
                           Santa Barbara, CA 93101
                           (805) 560-1308 (PHONE)
                           (805) 560-3608 (FAX)
          (Address and telephone number of principal executive offices)
                           --------------------------

                         827 State Street, Suite 26
                           Santa Barbara, CA 93101
                           (805) 560-1308 (PHONE)
                           (805) 560-3608 (FAX)
(Address of principal place of business or intended principal place of business)
                           --------------------------

                                                   KENNETH G. EADE
                              Attorney at Law
                         827 State Street, Suite 12
                          Santa Barbara, CA 93101
                           (805)560-9828 (PHONE)
                          (805) 560-3608 (TELECOPY)

           (Name, address and telephone number of agent for service)
                           --------------------------

                                   COPIES TO:

                              KENNETH G. EADE
                              Attorney at Law
                         827 State Street, Suite 14
                         Santa Barbara, CA 93101
                         (805)560-9828 (PHONE)
                         (805) 560-3608 (TELECOPY)
                           --------------------------



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          Common Stock, $.001 par value
                                 (Title of class)

Item 1.  Description of Registrant's Securities to Be Registered.

     This registration statement relates to the common stock, $.001 par value, of FBI Fresh Burgers International (Registrant.) A description of the common stock is contained under the heading "Description of Capital Stock: in the Prospectus that constitutes a part of the Form SB-2 registration statement filed with the Securities and Exchange Commission (Registration No. 333-46160), which prospectus shall be deemed to be incorporated by reference in to this registration statement.

Item 2.  Exhibits

     1.1 Specimen stock certificate (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-46160)

     2.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No. 333-46160)

     2.2 By-laws of registrant (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-46160)

                                    SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 15, 2000

                              FBI Fresh Burgers International

                                        Agata Gotova
                                   By_________________________
                                  Agata Gotova, Vice President